SUP-0166-0517

AB CAP FUND, INC.

-AB Multi-Manager Alternative Strategies Fund

-AB Long/Short Multi-Manager Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated May 4, 2017 to the Prospectus and Summary Prospectuses dated September 30, 2016 offering Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of each Fund

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At a meeting held on May 2-4, 2017, the Board of Directors of AB Cap Fund, Inc. approved the liquidation and termination of each Fund. The Funds have suspended sales of their shares to direct investors pending the completion of the liquidations and the payment of one or more liquidating distributions to each Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Funds will continue to offer their shares although without an initial sales charge. The Funds expect to make their liquidating distributions on or shortly after July 14, 2017.

In connection with the liquidations, the Board approved the immediate suspension of the Funds’ distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Funds’ shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of the Funds, and may exchange shares of the Funds for shares of the same class of other AB Mutual Funds, until July 12, 2017. Shareholders should be aware that the Funds are beginning the process of converting their assets to cash and/or cash equivalents, and that it is expected that at least some of the Funds’ Sub-Advisers will liquidate the holdings in the portions of the Funds that they manage in the very near future. After a Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0166-0517